UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Fanatical Place
City of Windcrest
San Antonio, Texas		78218
(Address of principal executive offices)		(Zip Code)
(210) 312-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition.

On July 22, 2021, Rackspace Technology, Inc. (the “Company,” “we,” or “us”) issued a press release that included its preliminary estimates of selected financial metrics for the second quarter ended June 30, 2021 and announcing an internal restructuring plan. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The information contained in Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 2.05.    Costs Associated with Exit or Disposal Activities.

On July 21, 2021, the Company committed to an internal restructuring plan, which will drive a change in the types of and location of certain positions and is expected to result in the termination of approximately 10% of the Company’s workforce. The Company anticipates that approximately 85% of these roles will be backfilled in the Company’s offshore service centers. As part of the plan, the Company also is expanding its internal training program to further develop expertise in cloud services. The rebalance in workforce is a component of a broader strategic review of the Company’s operations that is intended to more effectively align the Company’s resources with its business priorities in high growth areas. Substantially all of the employees impacted by the reduction in force were notified of the reduction on July 22, 2021 and will exit the Company over the next 12 months. The Company estimates that it will incur expenses of approximately $70 million to $80 million related to the restructuring plan to be incurred over the next 12-24 months with the majority of expenses incurred in the next 12 months. These expenses will consist primarily of termination benefits to the affected employees including, but not limited to, severance payments, healthcare benefits and other exit costs. The remainder of these expenses will consist of various costs associated with the restructuring plan, including one time offshore build out costs, asset write-offs, professional fees, and expected investments in automation and technology. After the restructuring plan is implemented, the Company expects to realize approximately $95 to $100 million in gross annual savings compared to current expense levels. These savings are expected to be used to fund approximately $65 to $70 million in new investments in fast-growing product and service offerings, including cloud migration, Elastic Engineering, cloud native application development, Data/Artificial Intelligence/Machine Learning and security services. The investments are expected to include new service development efforts, additional delivery capabilities, go-to-market enhancements and expansion of best-shoring centers of excellence.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2021, the Company announced that Mr. Subroto Mukerji, the Company’s current Chief Operating Officer, has agreed to transition from his current role of Chief Operating Officer to the role of President – Americas Region, effective as of August 1, 2021. Most of Mr. Mukerji’s role and responsibilities as the Company’s principal operating officer will be assumed by Mr. Amar Maletira, the Company’s current President and Chief Financial Officer. Additional information relating to the background and business experience for Mr. Maletira and Mr. Mukerji is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 2, 2021, under the section titled “Executive Officers”.

Forward-Looking Statements

The information furnished pursuant to this Item 2.02, 2.05 and 5.02 of this report, including Exhibit 99.1 furnished herewith, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, market conditions, expected expenses, cash charges and cost savings, changes in management and other matters. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, the Company’s ability to implement and achieve cost savings and the risk factors that are described in Rackspace Technology, Inc.’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release issued by Rackspace Technology, Inc. dated July 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	July 22, 2021	By:	/s/ Amar Maletira
Amar Maletira
President and Chief Financial Officer